                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 9, 2005
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                            RELATIONSERVE MEDIA, INC.
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               (Exact Name of Registrant as Specified in Charter)

            NEVADA                 333-119632              43-2053462
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(State or Other Jurisdiction       (Commission           (IRS Employer
        of Incorporation)          File Number)        Identification No.)

       6700 North Andrews Avenue, Fort Lauderdale, Florida           33309
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         (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (954) 202-6000
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 10, 2005,  RelationServe  Media,  Inc. (the "Company")  announced that it had entered into an asset  purchase  agreement  (the  "Agreement")  with
theglobe.com,  inc.  ("Globe") and its  wholly-owned  subsidiary  SendTec,  Inc.
("SendTec")  for  the  purchase  by the  Company  of all  of  the  business  and substantially all of the assets of SendTec. The Company is amending this Current
Report on Form 8-K to include as Exhibit 10.1 a copy of the Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits

          Exhibit Number     Description
          --------------     -----------

               10.1          Asset   Purchase    Agreement   by   and   between
                             RelationServe Media Inc., theglobe.com,  inc., and
                             SendTec, Inc.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Company  has  duly  caused  this  report  to be  signed  on  its  behalf  by the undersigned hereunto duly authorized.

                                        RELATIONSERVE MEDIA, INC.

Date: August 17, 2005
                                        By: /s/ Mandee Heller Adler
                                           -------------------------------------
                                        Name:   Mandee Heller Adler
                                        Title:  Chief Executive Officer